UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2017 (December 27, 2017)

OROPLATA RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
930 Tahoe Blvd., Suite 802-16 Incline Village, NV 89451 (Address of principal executive offices) Tel: (775) 473-4744
(Registrant’s Telephone Number)

Not Applicable
(Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 27, 2017, the Board of Directors (the “Board”) of Oroplata Resources, Inc. (the “Company”), after considering the recommendations of management and its Auditor, Heaton & Company, PLLC, concluded that the Company’s consolidated financial statements as of and for the twelve months ended September 30, 2016 and the quarters therein and its condensed consolidated financial statements for the three months ended December 31, 2016, the three months and six months March 31, 2017, and the three months and nine months ended June 30, 2017 (collectively, the “Non-Reliance Periods”), should not be relied upon because of information that has become available to the Company that affects the accuracy of the statements and data therein (the “Inaccurate Information” as discussed further below). Accordingly, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Periods or any press releases, investor presentations or other communications that relate to that information. The Company anticipates that it will file restated financial statements covering these periods on or about January 13, 2018.

As known to the Board as of the date of this filing, the Inaccurate Information relates solely to accounting for certain common shares issued by the Company in 2016 which the Board has information to believe were not issued for proper consideration and for certain alleged liabilities of the Company (alleged to occur in 2016) that were not valid obligations of the Company. Accordingly, the Company today is announcing that it will restate its historical financial results for the Non-Reliance Periods to reflect the removal of the Inaccurate Information. While the Company is continuing to perform a detailed review of its previously reported financial information, the Company currently anticipates that, when all of the necessary adjustments are aggregated, the net cumulative effect on each of its financial statements for the Non-Reliance Periods will be material but will be a non-cash item on the Company’s financial statements and will not affect the Company’s cash position or cause any potential dilution to the Company’s stockholders or affect any future cash flows of the Company except in the case of a change of control of the Company and even then in only certain circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OROPLATA RESOURCES, INC .

Date: December 28, 2017/s/ Douglas Cole

Douglas Cole

Chief Executive Officer